Counterpoint High Yield Trend ETF

(formerly, “CP High Yield Trend ETF”)

HYTR

PROSPECTUS

May 1, 2024

Adviser:

COUNTERPOINT FUNDS, LLC

12760 High Bluff Drive, Suite 2800

San Diego, CA 92130

www.counterpointfunds.com	1-844-509-2775

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares of the Fund are listed and traded on NYSE Arca, Inc. (the “Exchange”).

TABLE OF CONTENTS

FUND SUMMARY	1
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	5
Investment Objective	5
Principal Investment Strategies	5
Principal Investment Risks	5
Temporary Investments	7
Portfolio Holdings Disclosure	8
Cybersecurity	8
MANAGEMENT	8
Investment Adviser	8
Portfolio Managers	8
HOW SHARES ARE PRICED	9
HOW TO BUY AND SELL SHARES	10
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	10
DISTRIBUTION AND SERVICE PLAN	10
DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES	10
FUND SERVICE PROVIDERS	12
OTHER INFORMATION	12
FINANCIAL HIGHLIGHTS	13
PRIVACY NOTICE	14

FUND SUMMARY– COUNTERPOINT HIGH YIELD TREND ETF

Investment Objective:

The Fund seeks to provide investment results that equals or exceeds, before fees and expenses, the performance of the CP High Yield Trend Index (the “Index”).

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	2.77%
Acquired Fund Fees and Expenses(1)	0.28%
Total Annual Fund Operating Expenses	3.55%
Fee Waiver and/or Expense Reimbursement(2)	(2.67%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.88%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.
(2)	Counterpoint Funds, LLC (the “Adviser”) has contractually agreed to waive its fees and reimburse expenses of the Fund, until at least May 1, 2025 to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (excluding (i) of any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) will not exceed 0.60% of the Fund’s net assets. This fee waiver and expense reimbursement are subject to possible recoupment from the Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits in place at the time of recapture after recoupment is taken into account. This agreement may be terminated by the Trust’s Board of Trustees only on 60 days’ written notice to the Adviser.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$90	$840	$1,612	$3,642

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended December 31, 2023, the Fund was passively managed and the Fund’s portfolio turnover rate was 547% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets plus borrowings for investment purposes in the constituents of the CP High Yield Trend Index, or economic equivalents thereto, including total return swaps on the returns of the Index. Any total return swap in which the Fund invests will match the value as if the Fund had directly purchased the securities in the Index.

The rules-based Index is comprised of constituents that are a blend of allocations to two asset classes: unaffiliated U.S. high yield corporate bond (or “junk bond”) exchange-traded funds (“ETFs”) and unaffiliated U.S. 3-7 year Treasury ETFs. The Index also includes a stop loss mechanism on the U.S. 3-7 year Treasury ETFs that allows the Index to invest in U.S. T-bill ETFs.

The Adviser sponsors and creates the Index and Solactive, A.G. (the “Index Provider”), who has contracted with the Adviser, calculates and publishes the Index. The Index ‘s approximately four constituents are weighted using a model that determines allocations to U.S. high yield corporate bond ETFs and U.S. 3-7 year Treasury ETFs or U.S. T-bill ETFs when the Index is rebalanced, which can occur daily. At any given time, U.S. high yield corporate bond ETFs (of any maturity or duration) make up 20%, 40%, 60%, 80% or 100% of the Index with the remainder in U.S. 3-7 year Treasury ETFs or U.S. T-bill ETFs.

1

The model has two steps: determining an allocation to U.S. high yield corporate bond ETFs and rounding that allocation to optimize for lower transaction costs. The first step of the model determines a recommended allocation to U.S. high yield corporate bond ETFs by evaluating:(i) ratios of the current market price of a chosen U.S. high yield corporate bond ETF divided by its moving average price (i.e., the average price of the ETF over a recent time period, adjusted for dividends) over different time periods and; (ii) the historical momentum returns of U.S. high yield corporate bond ETFs for the same periods. The model gives 75% weight to the moving average price signals and 25% weight to the historical momentum signals and uses a mathematical formula to determine a recommended allocation to U.S. high yield corporate bond ETFs. The formula yields a number up to one to determine the allocation to U.S. high yield corporate bond ETFs.

The second step of the quantitative model rounds this allocation to the nearest 20% increment (i.e., 20%, 40%, 60%, 80% or 100%), but only adjusts the final allocation to U.S. high yield corporate bond ETFs to move by 20% increments day-over-day (i.e., 20% to 40%, 40% to 60%, but not 20% to 60%). No adjustment is made if the rounded allocation from the second step varies by more than 5% from the recommended allocation of the first step.

The Fund generally replicates the Index, but follows an active management strategy and may decline to follow the Index when, in the Adviser’s judgment, it would be advantageous to do so. For example, the Fund may deviate from the Index if the Adviser believes that shifts in the model’s recommended allocations are only temporary, or if the Adviser determines that specific securities are mispriced and identifies U.S. high yield corporate bond ETFs or U.S 3-7 year Treasury ETFs that the Adviser perceives to have the potential to provide better returns than the Index’s constituents.

Principal Investment Risks:

The following describes the risks the Fund bears directly or indirectly through investments in ETFs (“Underlying Funds”). As with all funds, there is a risk that you could lose money through your investment in the Fund and there is no guarantee that the Fund will achieve its goal. Many factors affect the Fund’s net asset value (“NAV”) and performance.

Active Management Risk: The Adviser’s judgments about the growth, value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to its benchmark, or not to achieve its investment goal.

Allocation Risk: If the Fund’s strategy for allocating assets among different assets classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

Authorized Participant Risk: Only an Authorized Participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). To the extent that APs exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (defined below), Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. AP concentration risk may be heightened for ETFs that invest in non-U.S. securities or other securities or instruments that have lower trading volumes.

Credit Risk: The issuer of a security or other instrument may not be able to make principal and interest payments when due.

ETF Structure Risk: The Fund is structured as an ETF and is subject to the special risks, including:

○	Not Individually Redeemable: Shares of the Fund (“Shares”) are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit. Only an Authorized Participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants).

○	Trading Issues: An active trading market for the Shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as APs that can post collateral on an agency basis is limited, which may limit the market for the Shares.

○	Market Price Variance Risk: The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount or a premium to NAV. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

Fluctuation of Net Asset Value Risk: The NAV of the Shares generally fluctuates with changes in the market value of the Fund’s holdings. The market prices of the Shares generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the shares on the Exchange. The Adviser cannot predict whether the Shares will trade below, at or above their NAV.

2

Fund of Funds Risk: The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds in which it invests and their respective investment managers, to meet their investment objectives. Certain investment managers may be dependent upon a single individual or small group of individuals, the loss of which could adversely affect their success. There can be no assurance that any Underlying Fund will achieve its investment objectives.

Income Risk: The Fund’s income may decline when yields fall. This decline can occur because the Fund or the Underlying Funds may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in an Underlying Fund’s index are substituted, or the Fund or an Underlying Fund otherwise needs to purchase additional bonds.

Interest Rate Risk: An increase in interest rates may cause the value of securities held by the Fund or the Underlying Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments. The Fund takes positions in ETFs that invest in US Treasuries and other futures and interest rate swaps. As a result, when interest rates decline, the Fund will underperform funds with long-only investments in the same investment grade bonds as the Fund. There is no guarantee that the Fund or Underlying Fund will have positive performance even in environments of sharply rising interest rates. There is no guarantee that the Fund or Underlying Fund will be able to successfully mitigate interest rate risk.

Junk Bonds Risk: Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the share price.

Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Portfolio Turnover Risk: The Fund often buys and sells investments frequently. Such a strategy often involves higher transaction costs, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

Securities Market Risk: The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously.

Total Return Swap Risk: In a total return swap, the buyer receives a periodic return equal to the total return of a specified index for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. There is a risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited). If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, particularly in the case of privately negotiated instruments, there is a risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position. These instruments are subject to high levels of volatility.

Underlying Funds Risk: ETFs in which the Fund invests are subject to investment advisory and other expenses, which are indirectly paid by the Fund. As a result, the cost of investing in the Fund is higher than the cost of investing directly in the Underlying Funds and may be higher than other funds that invest directly in stocks and bonds.

US Treasury Obligations Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Changes to the financial condition or credit rating of the U.S. government may cause the value of U.S. Treasury obligations to decline.

3

Performance:

The bar chart and performance table below show the variability of the Fund’s returns over time, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Shares over time to the performance of a broad-based market index and a supplemental index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.counterpointfunds.com or by calling 844-509-2775. The Fund had a passively managed investment strategy prior to April 26, 2022. Performance information for periods prior to April 26, 2022 does not fully reflect the Fund’s current investment strategy and may be less pertinent for investors considering whether to purchase Shares.

Performance Bar Chart For Calendar Year Ended December 31

Best Quarter:	12/31/2023	5.24%
Worst Quarter:	3/31/2022	(5.49)%

The Fund’s year-to-date return as of the most recent calendar quarter, which ended March 31, 2024 was 1.56%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2023)
	One Year	Since Inception (1/21/20)
Return before taxes	8.13%	(0.54)%
Return after taxes on distributions	5.72%	(1.92)%
Return after taxes on distributions and sale of Fund shares	4.75%	(0.98)%
Index – CP High Yield Trend Index*	9.28%	0.23%
Index – Bloomberg U.S. Aggregate Bond Index**	5.53%	(0.94)%
*	CP High Yield Trend Index is composed, in 20% increments, of U.S. high yield corporate bonds ETFs (“junk bonds”) with the remainder in U.S. 3-7 year Treasury ETFs or U.S. T-bill ETFs. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.
**	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Counterpoint Funds, LLC.

Portfolio Managers: Each of Joseph Engelberg, Ph.D., Chief Research Officer of the Adviser, and Michael Krause, CFA, co-founder of the Adviser, has served the Fund as a Portfolio Manager since it commenced operations.

Purchase and Sale of Fund Shares: Individual Shares may be purchased and sold in secondary market transactions through a broker dealer or at market price. Shares are listed for trading on the Exchange and trade at market prices rather than NAV. Shares may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the second market (the “bid-ask spread”). Information on the Fund’s NAV, market price, premiums and discounts and bid-ask spreads is available at www.counterpointfunds.com.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE: The Fund seeks to provide investment results that equal or exceed, before fees and expenses, the performance of the CP High Yield Trend Index (the “Index”).

The Fund’s investment objective may be changed by the Board of Trustees (the “Board”) upon 60 days’ written notice to shareholders.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets, including borrowings for investment purposes but exclusive of collateral held from securities lending, in the constituents of the CP High Yield Trend Index, or economic equivalents thereto, including total return swaps on the returns of the Index. Any total return swap in which the Fund invests will match the value as if the Fund had directly purchased the securities in the Index. The use of swaps is determined, in part, by the cost of investing in swaps. The Fund will not use swaps if the Adviser determines it would be economically disadvantageous to do so.

The rules-based Index is comprised of constituents that are a blend of allocations to unaffiliated U.S. high yield corporate bond (or “junk bond”) exchange-traded funds (“ETFs”) and unaffiliated U.S. 3-7 year Treasury ETFs. The Index also includes a stop loss mechanism on the U.S. 3-7 year Treasury ETFs that allows the Index to invest in U.S. T-bill ETFs. The Index seeks to provide improved risk-adjusted exposure to the U.S. high yield corporate bond market while reducing risk in times of market turbulence. It uses a blend of trend-following and historic momentum methodologies with a wide range of parameters to reduce model risk. This process seeks to provide a robust method of allocating to U.S. high yield corporate ETFs while attempting to reduce unnecessary portfolio turnover.

The Adviser sponsors and creates the Index and Solactive, A.G. (the “Index Provider”), who has contracted with the adviser, calculates and publishes the Index. The Index’s approximately four constituents that are weighted using a model that determines allocations to U.S. high yield corporate bond ETFs and U.S. 3-7 year Treasury ETFs or U.S. T-bill ETFs when the Index is rebalanced, which can occur daily. The Index is composed, in 20% increments (e.g., 0%, 20%, 40%, 60%, 80% or 100%), of U.S. high yield corporate bond ETFs of any maturity or duration with the remainder in U.S. 3-7 year Treasury ETFs or U.S. T-bill ETFs.

The model has two steps: determining an allocation to U.S. high yield corporate bond ETFs and rounding that allocation to optimize for lower transaction costs. The first step of the model determines a recommended allocation to U.S. high yield corporate bonds ETFs by evaluating: (i) ratios of the current market price of a chosen U.S. high yield corporate bond ETF divided by its moving average price (i.e., the average price of the ETF over a recent period of time, adjusted for dividends) over different time periods and; (ii) the historical momentum returns of U.S. high yield corporate bond ETFs for the same periods. The model gives 75% weight to the moving average price signals and 25% weight to the historical momentum signals and uses a mathematical formula to determine a recommended allocation to U.S. high yield corporate bond ETFs. The model recommends increasing the allocation to U.S. high yield corporate bonds if the current price is above the moving average price and the historical momentum score is above zero.

The second step of the model rounds this allocation to the nearest 20% increment (i.e., 20%, 40%, 60%, 80% or 100%), but only adjusts the final allocation to U.S. high yield corporate bond ETFs to move by 20% increments day-over-day (i.e., 20% to 40%, 40% to 60%, but not 20% to 60%). No adjustment is made if the rounded allocation from the second step varies by more than 5% from the recommended allocation of the first step.

The Fund generally replicates the Index, but follows an active management strategy and may decline to follow Index when, in the Adviser’s judgment, it would be advantageous to do so. For example, the Fund may deviate from the Index if the Adviser believes that shifts in the model’s recommended allocations are only temporary, or if the Adviser determines that specific securities are mispriced and identifies U.S. high yield corporate bond ETFs or U.S. 3-7 year Treasury ETFs that the Adviser perceives to have the potential to provide better returns than the Index’s constituents.

Principal Investment Risks

The following describes the risks the Fund bears directly or indirectly through investments in Underlying Funds (“Underlying Funds”). As with all funds, there is a risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s NAV and performance.

Active Management Risk: The Adviser’s judgments about the growth, value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to its benchmark, or not to achieve its investment goal.

Allocation Risk: If the Fund’s strategy for allocating assets among different assets classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

Authorized Participant Risk: Only an Authorized Participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). To the extent that APs exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. AP concentration risk may be heightened for ETFs that invest in non-U.S. securities or other securities or instruments that have lower trading volumes.

5

Credit Risk: The issuer of a security or other instrument may not be able to make principal and interest payments when due.

ETF Structure Risk: The Fund is structured as an ETF and as a result is subject to the special risks, including:

  Not Individually Redeemable: Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit. Only an Authorized Participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). To the extent that APs exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. AP concentration risk may be heightened for ETFs that invest in non-U.S. securities or other securities or instruments that have lower trading volumes.
  Trading Issues: Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as AP that can post collateral on an agency basis is limited, which may limit the market for the Shares.
  Market Price Variance Risk: Individual Shares that are listed for trading on the Exchange can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. There may be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market, and you may receive less than NAV when you sell those Shares. The market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that Shares may trade at a discount or a premium to NAV. The discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Fund’s investment results are measured based upon the daily NAV of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.
▪	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Shares and the Fund’s NAV.
▪	To the extent APs exit the business or are unable to process creations or redemptions and no other AP can step in to do so, there may be a significantly reduced trading market in the Shares, which can lead to differences between the market value of Shares and the Fund’s NAV.
▪	The market price for Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or receive significantly less for Shares than the Fund’s NAV, which is reflected in the bid and ask price for Shares or in the closing price.
▪	When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Shares and the Fund’s NAV.
▪	In stressed market conditions, the market for Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of Shares may, in turn, lead to differences between the market value of Shares and the Fund’s NAV.

Fluctuation of Net Asset Value Risk: The NAV of the Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the Exchange. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. Index based ETFs have generally traded at prices which closely correspond to NAV per share.

Fund of Funds Risk: The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds in which it invests and their respective investment managers, to meet their investment objectives. Certain investment managers may be dependent upon a single individual or small group of individuals, the loss of which could adversely affect their success. There can be no assurance that any Underlying Fund will achieve its investment objectives.

Income Risk: The Fund’s income may decline when yields fall. This decline can occur because the Fund or the Underlying Funds may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in an Underlying Fund’s index are substituted, or the Fund or an Underlying Fund otherwise needs to purchase additional bonds.

6

Interest Rate Risk: An increase in interest rates may cause the value of securities held by the Fund or the Underlying Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments. The Fund takes positions in ETFs that invest in U.S. Treasuries and other futures and interest rate swaps. As a result, when interest rates decline, the Fund will underperform funds with long-only investments in the same investment grade bonds as the Fund. There is no guarantee that the Fund or Underlying Fund will have positive performance even in environments of sharply rising interest rates. There is no guarantee that the Fund or Underlying Fund will be able to successfully mitigate interest rate risk.

Junk Bonds Risk: Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Share price.

Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. It is not known how long such impacts would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

Portfolio Turnover Risk: The Fund often buys and sells investments frequently. Such a strategy often involves higher transaction costs, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

Securities Market Risk: Securities market risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously, although equity securities generally have greater price volatility than fixed income securities. Despite gains in some markets after steep declines during certain periods, negative conditions and price declines may return unexpectedly and dramatically. In addition, the Fund could experience a loss when selling securities in order to meet unusually large or frequent redemption requests in times of overall market turmoil or declining prices for the securities sold. Security prices change daily, sometimes rapidly, in response to company activity and general economic and market conditions. Certain securities may decline in value even during periods when the prices of equity securities in general are rising, or may not perform as well as the market in general. Security prices may also experience greater volatility during periods of challenging market conditions such as the one that the market recently experienced.

Total Return Swap Risk: In a total return swap, the buyer receives a periodic return equal to the total return of a specified index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Total return swaps entered into in which payments are not netted may entail greater risk than a swap entered into on a net basis. There is a risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited). If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, particularly in the case of privately negotiated instruments, there is a risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position. These instruments are subject to high levels of volatility.

Underlying Funds Risk: Underlying Funds in which the Fund invests are subject to investment advisory and other expenses, which are indirectly paid by the Fund. As a result, the cost of investing in the Fund is higher than the cost of investing directly in the Underlying Funds and may be higher than other funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks. The Fund is subject to the principal investment risks of the Underlying Funds by virtue of the Fund’s investment in such funds.

US Treasury Obligations Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Changes to the financial condition or credit rating of the U.S. government may cause the value of
U.S. Treasury obligations to decline.

TEMPORARY INVESTMENTS: To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

7

PORTFOLIO HOLDINGS DISCLOSURE: A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information.

CYBERSECURITY: The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

MANAGEMENT

INVESTMENT ADVISER: Counterpoint Funds, LLC (the “Adviser”), located at 12760 High Bluff Drive, Suite 280, San Diego, California 92130, serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser manages mutual funds and ETFs and had approximately $1,725 million in assets under management as of December 31, 2023.

Subject to the oversight of the Board, the Adviser is responsible for managing the Fund’s investments, executing transactions and providing related administrative services and facilities under an Investment Advisory Agreement between the Fund and the Adviser.

The management fee set forth in the Investment Advisory Agreement is 0.50% annually, to be paid on a monthly basis. In addition to investment advisory fees, the Fund pays other expenses including costs incurred in connection with the maintenance of securities law registration, printing and mailing prospectuses and statements of additional information to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholders meetings.

The Adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, until at least May 1, 2025 to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (excluding (i) of any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) will not exceed 0.60% of the Fund’s net assets. This fee waiver and expense reimbursement are subject to possible recoupment from the Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits in place at the time of recapture. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and boost its performance. A discussion regarding the basis for the Board’s renewal of the Investment Advisory Agreement is available in the Fund’s annual report to shareholders dated December 31, 2023. During the fiscal year ended December 31, 2023, the Fund paid an aggregate of 0% of its average net assets in advisory fees to the Adviser (after fee waivers and recapture, as applicable).

Portfolio Managers

The Fund is managed on a day to day basis by Michael Krause, CFA, and Joseph Engelberg, Ph.D. Mr. Krause and Dr. Engelberg have each served as a Portfolio Manager of the Fund since January 2020.

Mr. Krause co-founded the Adviser in 2014.

Dr. Engelberg has served as Chief Research Officer of the Adviser since 2015 and is also a Professor of Finance at University California San Diego, Rady School of Management.

The Statement of Additional Information (“SAI”) provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of Shares.

8

HOW SHARES ARE PRICED

Shares of the Fund are bought and sold at a price in two different ways depending upon the type of investor.

All investors including retail investors and authorized participants may buy and sell Shares in secondary market transactions through brokers at market prices and the Shares will trade at market prices.

Only authorized participants may buy and redeem Shares from a Fund directly and those transactions are effected at the Fund’s NAV. The NAV of the Fund is determined at close of regular trading (normally 4:00 p.m. Eastern Time) on each day the Exchange is open for business. NAV is computed by determining, the aggregate market value of all assets of the applicable Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The Exchange is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (“Exchange Close”). The NAV takes into account, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for the Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the Exchange on that day.

Generally, the Fund’s portfolio securities, including securities issued by ETFs, are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded on any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has designated the Adviser as its “Valuation Designee” for execution of these procedures. The Valuation Designee may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s portfolio securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares.

In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the exchange. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security may be priced using alternative market prices provided by a pricing service. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, alternative market prices may be used to value the security. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

9

Premium/Discount Information

Most investors will buy and sell Shares in secondary market transactions through brokers at market prices and the Shares will trade at market prices. The market price of Shares may be greater than, equal to, or less than NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Information regarding how often the Shares traded at a price above (at a premium to) or below (at a discount to) the NAV of the Fund during the past four calendar quarters, when available, can be found at www.counterpointfunds.com.

HOW TO BUY AND SELL SHARES

Shares are listed for trading on NYSE Arca, Inc. under the symbol HYTR. Share prices are reported in dollars and cents per Share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares at their market price, and Shares typically trade in blocks of less than a Creation Unit. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading. The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Juneteenth, Labor Day, Thanksgiving Day and Christmas Day. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Only APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share only in large blocks, or Creation Units, of 25,000 Shares. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI.

The Fund may liquidate and terminate at any time without shareholder approval.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Board has not adopted a policy of monitoring other frequent activity because Shares are listed for trading on a national securities exchange.

DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.

No distribution or service fees are currently paid by the Fund, and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Unlike interests in conventional mutual funds, which typically are bought and sold from and to the fund only at closing NAVs, shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders if the mutual fund needs to sell portfolio securities to obtain cash to meet net fund redemptions. These sales may generate taxable gains for the ongoing shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders. Creations Units that are redeemed for cash may cause the Fund to incur brokerage costs or generate taxable gains or losses that may not have occurred with redemptions-in-kind. These costs could be imposed on the Fund and decrease the Fund’s NAV if not offset by a transaction fee paid by an AP.

Ordinarily, dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

10

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

•	the Fund makes distributions;
•	you sell your Shares listed on the Exchange; and
•	you purchase or redeem Creation Units.

Taxes on Distributions

As stated above, dividends from net investment income, if any, ordinarily are declared and paid monthly by the Fund. The Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements. Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions), if any, generally are subject to federal income tax for non-corporate shareholders who satisfy those restrictions with respect to the Shares at the rate for net capital gain. A part of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations – the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding REITs) and excludes dividends from foreign corporations – subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax.

In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund (if that option is available). Distributions reinvested in additional Shares through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional Shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares and as capital gain thereafter. A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, the Fund is required to withhold 28% of your distributions and redemption proceeds if you have not provided the Fund with a correct social security number or other taxpayer identification number and in certain other situations.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses from sales of Shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any Cash Component it pays. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash equal to the difference between the NAV of the Shares being redeemed and the value of the securities. The Internal Revenue Service (“Service”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price. See “Tax Status” in the SAI for a description of the newly effective requirement regarding basis determination methods applicable to Share redemptions and the Fund’s obligation to report basis information to the Service.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Shares under all applicable tax laws. See “Tax Status” in the SAI for more information.

11

FUND SERVICE PROVIDERS

Ultimus Fund Solutions, LLC is the Fund’s administrator and fund accountant. It has its principal office at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. It is an affiliate of the Distributor (as defined below).

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110, is the Fund’s custodian and transfer agent.

Northern Lights Distributors, LLC (the “Distributor”), 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474, is the distributor for the shares of the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Thompson Hine LLP, 41 South High Street, 17th Floor, Columbus, OH 43215, serves as legal counsel to the Trust.

RSM US LLP (“RSM”), 555 Seventeenth Street, Suite 1200, Denver, CO 80202, serves as the Fund’s independent registered public accounting firm. RSM US LLP performs annual audits of the Fund’s financial statements and provides other audit, tax and related services for the Fund.

OTHER INFORMATION

Investments by Investment Companies

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies to certain limits, including shares of the Fund. Rule 12d1-4 permits other investment companies to invest in the Fund beyond the limits in Section 12(d)(1), subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells the Shares directly to customers or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Householding: To reduce expenses, the Fund mails only one copy of the prospectus and each Annual and Semi-Annual report to those addresses shared by accounts that have requested paper copies of these documents. If you wish to receive individual copies of these documents, please call the Fund at 844-509-2775 on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies 30 days after receiving your request.

12

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by RSM, whose report, along with the Fund’s financial statements, are included in the Fund’s December 31, 2023 Annual Report, which is available at no charge upon request.

COUNTERPOINT HIGH YIELD TREND ETF
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020(1)
Net asset value, beginning of period	$20.90	$23.85	$24.07	$25.00
Income from investment operations:
Net investment income(2)	1.12	0.24	0.79	0.71
Net realized and unrealized gain (loss) on investments	0.52	(2.93)	(0.13)	(0.91)
Total from investment operations	1.64	(2.69)	0.66	(0.20)
Less distributions from:
Net investment income	(1.16)	(0.26)	(0.81)	(0.72)
Return of capital	—	—	(0.07)	(0.01)
Total distributions	(1.16)	(0.26)	(0.88)	(0.73)
Net asset value, end of period	$21.38	$20.90	$23.85	$24.07
Market price, end of period	$21.40	$20.89	$23.84	$24.07
Total return(3)	8.13%	(11.31)%	2.79%	(0.70	)%(4)
Market Price Total return(3)	8.29%	(11.31)%	2.75%	(0.69	)%(4)
Net assets, at end of period (000s)	$5,881	$7,314	$10,134	$12,635
Ratio of gross expenses to average net assets(6,9)	3.27%	2.73%	1.94%	1.91	%(5)
Ratio of net expenses to average net assets(6)	0.60%	0.60%	0.60%	0.60	%(5)
Ratio of net investment income to average net assets(7)	5.38%	1.10%	3.28%	3.17	%(5)
Portfolio Turnover Rate(8)	547%	439%	255%	561	%(4)

(1)	The CP High Yield Trend ETF commenced operations on January 21, 2020.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns are historical in nature and assume changes in share price, reinvestment of all dividends and distributions, if any. Had the adviser not waived a portion of its fees or reimbursed other expenses, total returns would have been lower.
(4)	Not annualized.
(5)	Annualized.
(6)	Does not include the expenses of other investment companies in which the Fund invests.
(7)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(8)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units. (Note 7)
(9)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.
13

PRIVACY NOTICE

Rev. June 2021

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us.
This information can include: Social Security number Purchase History Assets Account Balances Retirement Assets Account Transactions Transaction History Wire Transfer Instructions Checking Account Information When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (631) 490-4300

14

Who we are
Who is providing this notice?	Northern Lights Fund Trust III

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

  Open an account
  Provide account information
  Give us your contact information
  Make deposits or withdrawals from your account
  Make a wire transfer
  Tell us where to send the money
  Tells us who receives the money
  Show your government-issued ID
  Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

  Sharing for affiliates’ everyday business purposes – information about your creditworthiness
  Affiliates from using your information to market to you
  Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Northern Lights Fund Trust III doesn’t jointly market.
15

Counterpoint High Yield Trend ETF

Adviser	Counterpoint Funds, LLC 12760 High Bluff Drive, Suite 280 San Diego, CA 92130	Distributor	Northern Lights Distributors, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474
Custodian & Transfer Agent	Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Administrator	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	Independent Registered Public Accountant	RSM US LLP 555 Seventeenth Street, Suite 1200 Denver, CO 80202

Additional information about the Fund is included in the Fund’s SAI dated May 1, 2024. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund’s policies and management. Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to Shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 844-509-2775. Information relating to the Fund can be found on the website at www.counterpointfunds.com. You may also write to:

Counterpoint High Yield Trend ETF

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act File # 811-22655